SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

July 31, 2003	July 31, 2003
Date of Report	(Date of earliest event reported)

Maxwell Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-10964	95-2390133
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9244 Balboa Avenue, San Diego, California		92123
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (858) 279-5100

Not applicable
(Former name or former address, if changed since last report.)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

	Exhibit 99.1	News release dated May 6, 2003

Item 12.	Results of Operations and Financial Condition

On July 31, 2003 Maxwell Technologies, Inc. (the “Company”) issued a press release announcing its financial results for the second fiscal quarter of 2003.  This press release is attached as an exhibit to this Current Report on form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maxwell Technologies, Inc.

Date: July 31, 2003	By	/s/ James A. Baumker

	Name	James A. Baumker

	Title	Chief Financial Officer